UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 1, 2003 (April 30, 2003)

AURORA FOODS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14255	94-3303521

(Commission File Number)	(IRS Employer Identification No.)

11432 Lackland Road, St. Louis, Missouri	63146

(Address of Principal Executive Offices)	(Zip Code)

(314) 801-2300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

AURORA FOODS INC.

FORM 8-K

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated April 30, 2003.

Item 9. Regulation FD Disclosure (including Disclosure of Results of Operations and Financial Condition provided under Item 12).

     The information in this report is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

     On April 30, 2003, Aurora Foods Inc. issued a press release announcing its financial results for the first quarter of fiscal 2003. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2003

AURORA FOODS INC.

By:	/s/ William R. McManaman

William R. McManaman Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated April 30, 2003.

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